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                                                                      EXHIBIT 21

                              VORNADO REALTY TRUST
                         SUBSIDIARIES OF THE REGISTRANT

                                                                   STATE OF
NAME OF SUBSIDIARY                                               ORGANIZATION
------------------                                               ------------

14 West 64th Street Corporation                                    New York
150 East 58th Street, L.L.C.                                       New York
1740 Broadway Associates, L.P.                                     Delaware
175 Lexington Avenue, L.L.C.                                       New York
20 Broad Company, L.L.C.                                           New York
20 Broad Lender, L.L.C.                                            New York
201 East 66th Street Corp.                                         New York
201 East 66th Street, L.L.C.                                       New York
330 Madison Company, L.L.C.                                        New York
350 North Orleans, L.L.C.                                          Delaware
40 East 14 Realty Associates General Partnership                   New York
40 East 14 Realty Associates, L.L.C.                               New York
40 Fulton Street, L.L.C.                                           New York
401 Commercial, L.P.                                               New York
401 Commercial Son, L.L.C.                                         New York
401 General Partner, L.L.C.                                        New York
401 Hotel General Partner, L.L.C.                                  New York
401 Hotel, L.P.                                                    New York
401 Hotel REIT, L.L.C.                                             Delaware
401 Hotel TRS, Inc.                                                Delaware
527 West Kinzie, L.L.C.                                            Illinois
689 Fifth Avenue, L.L.C.                                           New York
7 West 34th Street, L.L.C.                                         New York
715 Lexington Avenue, L.L.C.                                       New York
770 Broadway Company, L.L.C.                                       New York
825 Seventh Avenue Holding Corporation                             New York
825 Seventh Avenue Holding, L.L.C.                                 New York
866 U.N. Plaza Associates, L.L.C.                                  New York
888 Seventh Avenue, L.L.C.                                         New York
888 Seventh Avenue, L.L.C.                                         Delaware
909 Third Avenue Assignee, L.L.C.                                  New York
909 Third Company, L.P.                                            New York
909 Third GP, L.L.C.                                               Delaware
909 Third Mortgage Holder, L.L.C.                                  Delaware
968 Third, L.L.C.                                                  New York
969 Third Avenue, L.L.C.                                           New York
Allentown VF, L.L.C.                                             Pennsylvania
Allentown VF, L.P.                                               Pennsylvania
AmeriCold Corporation                                               Oregon
AmeriCold Real Estate, L.P.                                        Delaware
AmeriCold Realty, Inc.                                             Delaware
Amherst II VF, L.L.C.                                              New York
Amherst VF, L.L.C.                                                 New York
Arbor Property, L.P.                                               Delaware
Atlantic City Holding, L.L.C.                                     New Jersey

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                                                                   STATE OF
NAME OF SUBSIDIARY                                               ORGANIZATION
------------------                                               ------------

B & B Park Avenue, L.P.                                            Delaware
Bensalem Holding Company, L.L.C.                                 Pennsylvania
Bensalem Holding Company, L.P.                                   Pennsylvania
Bensalem VF, L.L.C.                                              Pennsylvania
Bensalem VF, L.P.                                                Pennsylvania
Bethlehem Holding Company, L.L.C.                                Pennsylvania
Bethlehem Holding Company, L.P.                                  Pennsylvania
Bethlehem Properties Holding Co., L.L.C.                         Pennsylvania
Bethlehem Properties Holding Co., L.P.                           Pennsylvania
Bethlehem VF, L.L.C.                                             Pennsylvania
Bethlehem VF, L.P.                                               Pennsylvania
Bordentown II VF, L.L.C.                                          New Jersey
Bordentown VF, L.L.C.                                             New Jersey
Bricktown VF, L.L.C.                                              New Jersey
Bridgeland Warehouses, L.L.C.                                     New Jersey
Broomall VF, L.L.C.                                              Pennsylvania
Broomall VF, L.P.                                                Pennsylvania
Canadian Craft Show LTD.                                            Canada
Carmar Freezers Russelville, L.L.C.                                Delaware
Carmar Freezers-Thomasville, L.L.C.                                Missouri
Carmar Group, L.L.C.                                               Delaware
Charles E. Smith Commercial Realty, L.P.                           Delaware
Cherry Hill VF, L.L.C.                                            New Jersey
Chicopee Holding, L.L.C.                                        Massachusetts
Conrans VF, L.L.C.                                                New Jersey
Cross Avenue Broadway Corporation                                  New York
Cumberland Holding, L.L.C.                                        New Jersey
Darby Development Corp.                                            Florida
Delran VF, L.L.C.                                                 New Jersey
Design Center Owner - DC, L.L.C.                                   Delaware
Dover VF, L.L.C.                                                  New Jersey
DSAC, L.L.C.                                                        Texas
Dundalk VF, L.L.C.                                                 Maryland
Durham Leasing, L.L.C.                                            New Jersey
East Brunswick VF, L.L.C.                                         New Jersey
Eleven Penn Plaza, L.L.C.                                          New York
Freeport VF, L.L.C.                                                New York
Fuller Madison, L.L.C.                                             New York
Gallery Market Holding Company, L.L.C.                           Pennsylvania
Gallery Market Holding Company, L.P.                             Pennsylvania
Gallery Market Properties Holding Co., L.L.C.                    Pennsylvania
Gallery Market Properties Holding Co., L.P.                      Pennsylvania
Glen Bernie VF, L.L.C.                                             Maryland
Glenolden VF, L.L.C.                                             Pennsylvania
Glenolden VF, L.P.                                               Pennsylvania
Graybar Building, L.L.C.                                           New York
Green Acres Mall, L.L.C.                                           Delaware
Greenwich Holding Corporation                                      New York
Guillford Associates, L.L.C.                                       Delaware
Hackensack VF, L.L.C.                                             New Jersey
Hagerstown VF, L.L.C.                                              Maryland
Hanover Conran's Plaza, L.L.C.                                    New Jersey
Hanover Holding, L.L.C.                                           New Jersey
Hanover Industries, L.L.C.                                        New Jersey
Hanover Leasing, L.L.C.                                           New Jersey
Hanover Public Warehousing, L.L.C.                                New Jersey
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                                                                   STATE OF
NAME OF SUBSIDIARY                                               ORGANIZATION
------------------                                               ------------

Hanover VF, L.L.C.                                                New Jersey
Henrietta Holding, L.L.C.                                          New York
Interior Deign Show, Inc.                                           Canada
Jersey City VF, L.L.C.                                            New Jersey
Kearny Holding VF, L.L.C.                                         New Jersey
Kearny Leasing VF, L.L.C.                                         New Jersey
L.A. Mart Properties, L.L.C.                                       Delaware
Lancaster Leasing Company, L.L.C.                                Pennsylvania
Lancaster Leasing Company, L.P.                                  Pennsylvania
Landthorp Enterprises, L.L.C.                                      Delaware
Lawnside VF, L.L.C.                                               New Jersey
Lewisville TC,  L.L.C.                                              Texas
Littleton Holding, L.L.C.                                         New Jersey
Lodi II VF, L.L.C.                                                New Jersey
Lodi VF, L.L.C.                                                   New Jersey
M 330 Associates, L.P.                                             New York
M 393 Associates, L.L.C.                                           New York
M/H Two Park Associates                                            New York
Manalapan VF, L.L.C.                                              New Jersey
Market Square - Main Street, L.L.C.                                Delaware
Market Square Furniture Plaza, L.L.C.                              Delaware
Market Square Group, L.L.C.                                        Delaware
Market Square Hamilton Center, L.L.C.                              Delaware
Market Square II, L.L.C.                                           Delaware
Market Square, L.L.C.                                              Delaware
Marlton VF, L.L.C.                                                New Jersey
Marple Holding Company, L.L.C.                                   Pennsylvania
Marple Holding Company, L.P.                                     Pennsylvania
Mart Franchise Center, Inc.                                        Illinois
Mart Franchise Venture, L.L.C.                                     Delaware
Mart Parking, L.L.C.                                               Delaware
Menands Holding Corporation                                        New York
Menands VF, L.L.C.                                                 New York
Merchandise Mart Enterprises, Inc. (Canada)                         Canada
Merchandise Mart, L.L.C.                                           Delaware
Merchandise Mart Properties, Inc.                                  Delaware
Mesquite TC, L.L.C.                                                 Texas
Middletown VF, L.L.C.                                             New Jersey
MMPI/Highpoint Lease, L.L.C.                                       Delaware
Montclair VF, L.L.C.                                              New Jersey
Morris Plains Holding VF, L.L.C.                                  New Jersey
Morris Plains Leasing VF, L.L.C.                                  New Jersey
National Furniture Mart (NC), L.L.C.                               Delaware
National Hydrant Corporation                                       New York
National Hydrant, L.L.C.                                           New York
New Bridgeland Warehouses, L.L.C.                                  Delaware
New Hanover Holding, L.L.C.                                        Delaware
New Hanover Industries, L.L.C.                                     Delaware
New Hanover Leasing, L.L.C.                                        Delaware
New Hanover Public Warehousing, L.L.C.                             Delaware
New Hyde Park VF, L.L.C.                                           New York
New Landthorp Enterprises, L.L.C.                                  Delaware
New TG Hanover, L.L.C.                                             Delaware
New Towmed, L.L.C.                                                 Delaware
New Vornado/Saddle Brook, L.L.C.                                   Delaware
New Woodbridge, L.L.C.                                            New Jersey

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                                                                   STATE OF
NAME OF SUBSIDIARY                                               ORGANIZATION
------------------                                               ------------

Newington VF, L.L.C.                                             Connecticut
NFM Corp.                                                          Delaware
NFM Partners, L.P.                                                 Delaware
Ninety Park Lender, L.L.C.                                         New York
Ninety Park Lender QRS, Inc.                                       Delaware
Ninety Park Manager, L.L.C.                                        New York
Ninety Park Option, L.L.C.                                         New York
Ninety Park Property, L.L.C.                                       New York
North Bergen VF, L.L.C.                                           New Jersey
North Dearborn, L.L.C.                                             Delaware
North Plainfield VF, L.L.C.                                       New Jersey
Office Center Owner (D.C.), L.L.C.                                 Delaware
One Penn Plaza, L.L.C.                                             New York
Palisades A/V Company, L.L.C.                                     New Jersey
Philadelphia Holding Company, L.L.C.                             Pennsylvania
Philadelphia Holding Company, L.P.                               Pennsylvania
Philadelphia VF, L.L.C.                                          Pennsylvania
Philadelphia VF, L.P.                                            Pennsylvania
Pike Holding Company, L.L.C.                                     Pennsylvania
Pike Holding Company, L.P.                                       Pennsylvania
PowerSpace & Services, Inc.                                        New York
Rahway Leasing, L.L.C.                                            New Jersey
RF Operations, L.L.C.                                              Delaware
Rochester Holding, L.L.C.                                          New York
Russian Tea Room Realty, L.L.C.                                    New York
South Capital, L.L.C.                                              Delaware
Springfield Holding, L.L.C.                                     Massachusetts
Springfield Member VF, L.L.C.                                      Delaware
Springfield VF, L.L.C.                                          Massachusetts
T 53 Condominium, L.L.C.                                           New York
T.G. Hanover, L.L.C.                                              New Jersey
TGSI, L.L.C                                                        Maryland
The Park Laurel Condominium                                        New York
The Second Rochester Holding, L.L.C.                               New York
Totowa VF, L.L.C.                                                 New Jersey
Towmed Housing, L.L.C.                                             Delaware
Towmed Intermediate, L.L.C.                                        Delaware
Towson VF, L.L.C.                                                  Maryland
Trees Acquisition Subsidiary, Inc.                                 Delaware
Turnersville VF, L.L.C.                                           New Jersey
Two Guys From Harrison Holding Co., L.P.                         Pennsylvania
Two Guys From Harrison Holding Co., L.L.C.                       Pennsylvania
Two Guys from Harrison N.Y. (DE), L.L.C.                           Delaware
Two Guys From Harrison NY, Inc.                                    New York
Two Guys From Harrison N.Y., L.L.C.                                New York
Two Guys Mass., L.L.C.                                          Massachusetts
Two Guys-Connecticut Holding, L.L.C.                             Connecticut
Two Park Company                                                   New York
Two Penn Plaza REIT, Inc.                                          New York
Unado, L.L.C.                                                     New Jersey
Union Square East, L.L.C.                                          New York
Union VF, L.L.C.                                                  New Jersey
Upper Moreland Holding Company, L.L.C.                           Pennsylvania
Upper Moreland Holding Company, L.P.                             Pennsylvania
Upper Moreland VF, L.L.C.                                        Pennsylvania
Upper Moreland VF, L.P.                                          Pennsylvania

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                                                                   STATE OF
NAME OF SUBSIDIARY                                               ORGANIZATION
------------------                                               ------------

URS Real Estate, L.P.                                              Delaware
URS Realty, Inc.                                                   Delaware
VBL Company, L.L.C.                                                New York
VC Freezer Amarillo, L.P.                                          Delaware
VC Freezer Babcock, L.L.C.                                         Delaware
VC Freezer Bartow, L.L.C.                                          Delaware
VC Freezer Fort Worth. L.L.C.                                      Delaware
VC Freezer Fremont, L.L.C.                                         Delaware
VC Freezer Garden City, L.L.C.                                     Delaware
VC Freezer Kentucky, L.L.C.                                        Delaware
VC Freezer Massillon, L.L.C.                                       Delaware
VC Freezer Omaha Amarillo, L.L.C.                                  Delaware
VC Freezer Ontario, L.L.C.                                         Delaware
VC Freezer Phoenix, L.L.C.                                         Delaware
VC Freezer Russelville, L.L.C.                                     Delaware
VC Freezer Sioux Falls, L.L.C.                                     Delaware
VC Freezer Springdale, L.L.C.                                      Delaware
VC Freezer Strasburg, L.L.C.                                       Delaware
VC Freezer Texarkana, L.L.C.                                       Delaware
VC Missouri Holdings, L.L.C.                                       Delaware
VC Missouri Real Estate Holdings, L.L.C.                           Delaware
VC Omaha Holdings, L.L.C.                                          Delaware
VC Omaha Real Estate Holdings, L.L.C.                              Delaware
VFC Connecticut Holding, L.L.C.                                    Delaware
VFC Massachusetts Holding, L.L.C.                                  Delaware
VFC New Jersey Holding, L.L.C.                                     Delaware
VFC Pennsylvania Holding, L.L.C.                                   Delaware
VFC Pennsylvania Holding, L.P.                                     Delaware
VNK Corp.                                                          Delaware
VNO 63rd Street, L.L.C.                                            New York
VNO Hotel, L.L.C.                                                  Delaware
Vornado - Westport, L.L.C.                                       Connecticut
Vornado 1740 Broadway, L.L.C.                                      New York
Vornado 175 Lex, Inc.                                              Delaware
Vornado 330 West 34th Street, L.L.C.                               New York
Vornado 401 Commercial, L.L.C.                                     New York
Vornado 550-600 Mamaroneck, L.P.                                   New York
Vornado 63rd Street, Inc.                                          New York
Vornado 640 Fifth Avenue, L.L.C.                                   New York
Vornado 90 Park Avenue, L.L.C.                                     New York
Vornado 90 Park QRS, Inc.                                          New York
Vornado B&B, L.L.C.                                                New York
Vornado Ballantrae Holdings, Inc.                                  Delaware
Vornado Caguas GP, Inc.                                            Delaware
Vornado Caguas, L.L.C.                                             Delaware
Vornado Caguas, L.P.                                               Delaware
Vornado CAPI, L.L.C.                                               Delaware
Vornado Catalinas GP, Inc.                                         Delaware
Vornado Catalinas, L.L.C.                                          Delaware
Vornado Catalinas, L.P.                                            Delaware
Vornado CCA Gainesville, L.L.C.                                    Delaware
Vornado CESCR Gen-Par, L.L.C.                                      Delaware
Vornado CESCR Holdings, L.L.C.                                     Delaware
Vornado CESCR II, L.L.C.                                           Delaware
Vornado CESCR, L.L.C.                                              Delaware
Vornado Communications, L.L.C.                                     Delaware

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                                                                   STATE OF
NAME OF SUBSIDIARY                                               ORGANIZATION
------------------                                               ------------

Vornado Crescent Portland Partnership                              Delaware
Vornado Crystal Park Loan, L.L.C.                                  Delaware
Vornado Finance GP, L.L.C.                                         Delaware
Vornado Finance, L.L.C.                                            Delaware
Vornado Finance, L.P.                                              Delaware
Vornado Finance SPE, Inc.                                          Delaware
Vornado Fort Lee, L.L.C.                                          New Jersey
Vornado Green Acres Acquisition, L.L.C.                            Delaware
Vornado Green Acres Delaware, L.L.C.                               Delaware
Vornado Green Acres Funding, L.L.C.                                Delaware
Vornado Green Acres Holdings, L.L.C.                               Delaware
Vornado Green Acres SPE Managing Member, Inc.                      Delaware
Vornado Investment Corp.                                           New York
Vornado Investments Corporation                                    Delaware
Vornado Investments, L.L.C.                                        Delaware
Vornado Lending Corp.                                             New Jersey
Vornado Lending, L.L.C.                                           New Jersey
Vornado M 330, L.L.C.                                              New York
Vornado M 393, L.L.C.                                              New York
Vornado M 393 QRS, Inc.                                            New York
Vornado Mamaroneck, L.L.C.                                         New York
Vornado Management Corp.                                          New Jersey
Vornado Merger Sub, L.P.                                           Delaware
Vornado MH, L.L.C.                                                 New York
Vornado MLP GP, L.L.C.                                             Delaware
Vornado Montehiedra OP, L.P.                                       Delaware
Vornado Montehiedra Acquisition, L.L.C.                            Delaware
Vornado Montehiedra Acquisition, L.P.                              Delaware
Vornado Montehiedra Holding II, L.P.                               Delaware
Vornado Montehiedra Holding, L.L.C.                                Delaware
Vornado Montehiedra Holding, L.P.                                  Delaware
Vornado Montehiedra, Inc.                                          Delaware
Vornado Montehiedra OP, L.L.C.                                     Delaware
Vornado New York RR One, L.L.C.                                    New York
Vornado Newkirk, L.L.C.                                            Delaware
Vornado NK Loan, L.L.C.                                         Massachusetts
Vornado Office, Inc.                                               New York
Vornado Office Management, L.L.C.                                  New York
Vornado PS, L.L.C.                                                 Delaware
Vornado Realty, L.L.C.                                             Delaware
Vornado Realty, L.P.                                               Delaware
Vornado RR Midtown, L.L.C.                                         New York
Vornado RTR, Inc.                                                  Delaware
Vornado SC Properties, L.L.C.                                      Delaware
Vornado Title, L.L.C.                                              Delaware
Vornado TSQ, L.L.C.                                                Delaware
Vornado Two Park Holding, L.L.C.                                   Delaware
Vornado Two Penn Plaza, L.L.C.                                     New York
Vornado/Tea Room, L.L.C.                                           New York
VRT Development Rights, L.L.C.                                     New York
VRT Massachusetts Holding, L.L.C.                                  Delaware
VRT New Jersey Holding, L.L.C.                                     Delaware
Washington Design Center DC, L.L.C.                                Delaware
Washington Design Center Subsidiary, L.L.C.                        Delaware
Washington Office Center DC, L.L.C.                                Delaware
Watchung VF, L.L.C.                                               New Jersey

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                                                                   STATE OF
NAME OF SUBSIDIARY                                               ORGANIZATION
------------------                                               ------------

Wayne VF, L.L.C.                                                  New Jersey
Wells Kinzie, L.L.C.                                               Delaware
West Windsor Holding Corporation                                  New Jersey
West Windsor Holding, L.L.C.                                      New Jersey
Woodbridge VF, L.L.C.                                             New Jersey
York Holding Company, L.L.C.                                     Pennsylvania
York Holding Company, L.P.                                       Pennsylvania
York VF, L.L.C.                                                  Pennsylvania
York VF, L.P.                                                    Pennsylvania